Exhibit 99.2

Medical Dictation Services, Inc.

For The Years Ended March 31, 2009 And 2008

Report Of Independent Certified Public Accountants

To The Stockholder And Board Of Directors

Medical Dictation Services, Inc.

101 Lakeforest Boulevard, #330

Gaithersburg, MD 20877

We have audited the accompanying balance sheets of Medical Dictation Services, Inc. as of March 31, 2009 and 2008 and the related statements of income (loss) and retained deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Dictation Services, Inc. as of March 31, 2009 and 2008, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants

Baltimore, Maryland

September 1, 2009

Red Brook Corporate Center — 800 Red Brook Boulevard — Suite 300 — Owings Mills, MD 21117 — 410-363-3200  800-899-3633  Fax 410-356-0058

Members: American Institute of Certified Public Accountants & Maryland Association of Certified Public Accountants

www.hertzbach.com

F I N A N C I A L

S T A T E M E N T S

Medical Dictation Services, Inc.

Balance Sheets

March 31,	2009	2008
Assets
CURRENT ASSETS
Cash	$92,976	$292,920
Accounts Receivable	1,430,860	1,144,832
Prepaid Expenses	1,600	1,600
Loan Receivable—Stockholder	8,512	18,221
Due From Employees	7,700	255
Refundable Income Taxes	—	4,208

Total Current Assets	1,541,648	1,462,036

PROPERTY AND EQUIPMENT
Dictation Equipment	206,971	288,414
Furniture And Fixtures	56,418	27,088
Computers	48,650	50,496
Equipment Under Capital Lease	25,865	25,865
Leasehold Improvements	84,148	19,868

	422,052	411,731
Less: Accumulated Depreciation	277,936	331,752

Total Property And Equipment	144,116	79,979

TOTAL ASSETS	$1,685,764	$1,542,015

See Accompanying Notes

Medical Dictation Services, Inc.

Balance Sheets

March 31,	2009	2008
Liabilities And Stockholder’s Deficit
CURRENT LIABILITIES
Accounts Payable	$298,930	$176,485
Line Of Credit	598,000	550,000
Accrued Payroll And Payroll Taxes	342,936	496,412
Accrued Retirement Plan Contribution	37,619	77,799
Accrued Leave	46,723	53,463
Accrued Expenses	14,460	—
Current Portion Of Note Payable—A.L. Myer Living Trust	88,530	84,490
Current Maturities Of Capital Lease Obligation	5,158	4,615
Income Taxes Payable	13,924	—
Unearned Revenue	7,946	21,464

Total Current Liabilities	1,454,226	1,464,728

LONG-TERM LIABILITIES
Deferred Income Taxes	9,219	2,525
Note Payable—A.L. Myer Living Trust, Less Current Portion	597,707	686,237
Capital Lease Obligation, Less Current Maturities	11,081	16,238

Total Long-Term Liabilities	618,007	705,000

STOCKHOLDER’S DEFICIT
Common Stock—$10 Par Value, 1,960 Shares Authorized, 960 Shares Issued And Outstanding	9,604	9,604
Additional Paid-In Capital	48,196	48,196
Retained Deficit	(444,269)	(685,513)

Total Stockholder’s Deficit	(386,469)	(627,713)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$1,685,764	$1,542,015

See Accompanying Notes

2A

Medical Dictation Services, Inc.

Statements Of Income (Loss) And Retained Deficit

For The Years Ended March 31,	2009	% Of Sales	2008	% Of Sales
Sales	$13,732,375	100.00	$11,846,984	100.00
Cost Of Sales	9,312,198	67.81	8,161,598	68.89

Gross Profit	4,420,177	32.19	3,685,386	31.11
General And Administrative Expenses	4,037,465	29.39	3,658,869	30.88

Operating Income	382,712	2.80	26,517.23
Other Income	—	—	111	—

	382,712	2.80	26,628.23
Other Expenses	97,850.71		60,496.50

Income (Loss) Before Income Taxes	284,862	2.09	(33,868)	(.27)

Provision (Benefit) For Income Taxes
Current	36,924.27		15,164.13
Deferred	6,694.05		(35,912)	(.30)

	43,618.32		(20,748)	(.17)

Net Income (Loss)	241,244	1.77	(13,120)	(.10)

Retained Deficit—Beginning Of Year	(685,513)		(672,393)

Retained Deficit—End Of Year	$(444,269)		$(685,513)

See Accompanying Notes

Medical Dictation Services, Inc.

Statements Of Cash Flows

For The Years Ended March 31,	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$241,244	$(13,120)
Adjustments To Reconcile Net Income (Loss) To Net Cash Provided By (Used In) Operating Activities:
Depreciation	49,728	34,150
Loss On Disposal Of Property And Equipment	3,182	—
Deferred Income Taxes	6,694	(35,912)
(Increase) Decrease In Operating Assets:
Accounts Receivable	(286,028)	100,195
Prepaid Expenses	—	5,400
Due From Employees	(7,445)	674
Refundable Income Taxes	4,208	(4,208)
Increase (Decrease) In Operating Liabilities:
Accounts Payable	122,445	(12,604)
Accrued Payroll And Payroll Taxes	(153,476)	40,031
Accrued Retirement Contribution	(40,180)	7,503
Accrued Leave	(6,740)	5,592
Accrued Expenses	14,460	—
Income Taxes Payable	13,924	(1,983)
Unearned Revenue	(13,518)	15,674

Net Cash Provided By (Used In) Operating Activities	(51,502)	141,392

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease In Loan Receivable—Stockholder	9,709	2,209
Decrease In Loan Receivable—Estate Of A.L. Myer	—	34,174
Purchases Of Property And Equipment	(117,047)	(47,836)

Net Cash Used In Investing Activities	(107,338)	(11,453)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Proceeds From Line Of Credit	48,000	175,000
Principal Payments On Capital Lease Obligation	(4,614)	(4,129)
Payments On Note Payable—A.L. Myer Living Trust	(84,490)	(166,337)

Net Cash Provided By (Used In) Financing Activities	(41,104)	4,534

NET INCREASE (DECREASE) IN CASH	(199,944)	134,473

CASH—BEGINNING OF YEAR	292,920	158,447

CASH—END OF YEAR	$92,976	$292,920

See Accompanying Notes

Medical Dictation Services, Inc.

Statements Of Cash Flows

(Continued)

For The Years Ended March 31,	2009	2008
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash Paid During The Year For:
Interest	$84,085	$56,154

Income Taxes	$23,000	$7,500

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

During the year ended March 31, 2009, the Company disposed of property and equipment with an original cost of $106,726 and accumulated depreciation of $103,544.

See Accompanying Notes

4A

Medical Dictation Services, Inc.

Notes To Financial Statements

March 31, 2009 And 2008

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS – Medical Dictation Services, Inc. (Company) was incorporated in the State of Maryland on March 31, 1981. The Company maintains offices in Maryland and Florida. The Company provides medical dictation services to hospitals and private physicians in the Mid-Atlantic region and Florida.

METHOD OF ACCOUNTING – The Company reports income and expense on the accrual method of accounting. Under this method, income is recognized when earned and expenses when the obligation is incurred.

STATEMENTS OF CASH FLOWS – For the purpose of these statements, the Company considers all highly liquid investments to be cash equivalents.

PROPERTY AND EQUIPMENT – Property and equipment are stated at cost. The cost of repairs and maintenance is charged to operations as incurred. Major renewals, betterments, and additions are capitalized. When assets are sold or otherwise disposed of, the cost of the asset and related accumulated depreciation are removed from the accounts and the resulting gain or loss is credited or charged to income.

Depreciation is computed using the following methods over the estimated useful lives of the assets:

Class	Methods
Dictation Equipment	Straight-Line/Accelerated
Furniture & Fixtures	Straight-Line/Accelerated
Computers	Straight-Line/Accelerated
Equipment Under Capital Lease	Accelerated
Leasehold Improvements	Straight-Line

INCOME TAXES – Provision is made on the financial statements for deferred income taxes applicable to temporary differences between income recognized for financial reporting purposes and income recognized for income tax purposes under the asset/liability method. The principal source of taxable and deductible temporary differences is different depreciation methods. Deferred income taxes are classified as current or non-current depending upon the balance sheet classification of the related asset or liability.

UNCERTAIN TAX POSITIONS – In accordance with FASB Staff Position (FSP) FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises, the Company has elected to defer application of FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Standards (SFAS) No. 109, Accounting for Income Taxes.

Since the provisions of FIN 48 have not been implemented in accounting for uncertain tax positions, the Company continues to utilize its prior policy of accounting for these positions following the guidance in SFAS No. 5, Accounting for Contingencies. As of March 31, 2009 and 2008, the Company has no uncertain tax positions that qualify for either recognition or disclosure in the financial statements under SFAS No. 5.

ADVERTISING COSTS – The Company expenses advertising the first time the advertising takes place. Costs amounted to $84,490 and $97,127 for the years ended March 31, 2009 and 2008, respectively.

ESTIMATES – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those amounts.

Medical Dictation Services, Inc.

Notes To Financial Statements

(Continued)

March 31, 2009 And 2008

2.	CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at financial institutions in the Washington metropolitan area. Accounts at the institutions are secured by the Federal Deposit Insurance Corporation. At March 31, 2009 and 2008, cash balances did not exceed insured limits.

The Company’s two largest clients accounted for approximately 30% of revenue for 2009, and approximately 31% of net accounts receivable at March 31, 2009. The Company’s two largest clients accounted for approximately 33% of revenue for 2008, and approximately 28% of net accounts receivable at March 31, 2008.

3.	ACCOUNTS RECEIVABLE

Management is of the opinion that all of the Company’s accounts receivable are fully collectible and that no allowance for doubtful accounts is required.

4.	LOAN RECEIVABLE – STOCKHOLDER

The amounts of $8,512 and $18,221 at March 31, 2009 and 2008, respectively represent an unsecured loan receivable from Dorothy Fitzgerald, sole stockholder of the Company. The loan bears interest at the rate of 4.5% per annum and is due on demand.

5.	LINE OF CREDIT

The Company has available a line of credit from Citibank, F.S.B. which permits the Company to borrow up to $600,000 at the Wall Street Journal prime rate plus 1% through October 31, 2009. Borrowings under the agreement are collateralized by equipment and the personal guarantee of the stockholder, and are due on demand. The amounts of $598,000 and $550,000 were outstanding on the line of credit at March 31, 2009 and 2008, respectively.

6.	NOTE PAYABLE – A.L. MYER LIVING TRUST

The amounts of $88,530 and $84,490 and $597,707 and $686,237 at March 31, 2009 and 2008, respectively, represent the current and long-term portions outstanding on a note payable to A. L. Myer Living Trust (the Trust). In accordance with the terms of a stockholders’ agreement with Andrea L. Myer, a former officer and stockholder, the Company repurchased and retired her stock from the Trust, effective December 14, 2005. The Company issued an unsecured promissory note to the Trust in an amount equal to the redemption value. In April 2007, the Company and the Trust agreed to a revised redemption value of $947,000, effective as of December 14, 2005, payable under the same terms as the original note. The note is payable in equal monthly installments of principal and interest of $9,896 through December 2015 and bears interest at 4.68% per annum.

Future principal payments due under the terms of the note are as follows:

Year Ending March 31,
2010	$88,530
2011	92,763
2012	97,199
2013	101,847
2014	106,717
Thereafter	199,181

Total Future Principal Payments	$686,237

Medical Dictation Services, Inc.

Notes To Financial Statements

(Continued)

March 31, 2009 And 2008

7.	COMMITMENTS AND CONTINGENCIES

LEASE – The Company leases office space in Gaithersburg, Maryland under an operating lease that originally expired in 2009, but was extended until 2011. The lease provides for the payment of annual base rent plus other operating expenses.

In addition, the Company leases office space in Annapolis and in Florida from its president and stockholder. The leases are on a month-to-month basis and include parking and all other operating expenses.

The future minimum rental payments under non-cancelable operating leases are as follows:

Year Ending March 31,
2010	$47,449
2011	48,872
2012	16,450

Total Future Minimum Rental Payments	$112,771

Rent expense for the years ended March 31, 2009 and 2008 was $196,948 and $95,938, respectively.

EMPLOYMENT AGREEMENT – The Company has an employment agreement with a key employee to pay additional compensation in the event of a sale of the stock of the Company by the shareholder.

8.	RETIREMENT PLAN

The Company sponsors a 401(k) profit sharing plan for the benefit of all eligible employees. The Company matches a portion of the employees’ voluntary contributions to the plan. The amount of the Company’s matching contribution is at the discretion of management. Contributions for the years ended March 31, 2009 and 2008 were $40,992 and $77,799, respectively.

9.	RELATED PARTY TRANSACTIONS

The Company is the lessee of 1,900 square feet of office space in Annapolis, Maryland under a month-to-month lease arrangement. The rent is $6,400 per month and includes parking and all other operating expenses associated with the property. The president and 100% stockholder of the Company owns the property in which the office space is located.

The Company is also the lessee of 1,600 square feet of office space in Florida under a month-to-month lease arrangement. The rent is $5,900 per month and includes parking and all other operating expenses associated with the property. The president and 100% stockholder of the Company owns the property in which the office space is located.

Rents and consulting fees were paid to AKF Enterprises, LLC, a management and consulting company wholly-owned by the president and 100% stockholder of the Company. Total rent and consulting fees paid to AKF Enterprises, LLC for the years ended March 31, 2009 and 2008 were $135,800 and $49,600, respectively.

Medical Dictation Services, Inc.

Notes To Financial Statements

(Continued)

March 31, 2009 And 2008

10.	INCOME TAXES

CURRENT INCOME TAXES – For the years ended March 31, 2009 and 2008, the Company incurred a liability for Federal and State income taxes as follows:

	2009	2008
Federal Income Taxes	$23,409	$8,628
State Income Taxes	13,515	6,536

Current Income Tax Expense	36,924	15,164
Less: Estimated Payments	(23,000)	(19,372)

Income Taxes Payable (Refundable)	$13,924	$(4,208)

DEFERRED INCOME TAXES – Differences between income and costs recognized for financial reporting purposes and income tax purposes have generated deferred income tax liabilities as follows:

	2009	2008
Net Deferred Tax Liabilities	$9,219	$2,525

Deferred Income Taxes—Beginning Of Year	$2,525	$38,437
Provision (Benefit) For Deferred Income Taxes	6,694	(35,912)

Deferred Income Taxes—End Of Year	$9,219	$2,525

Deferred Income Tax Liabilities—Current	$—	$—
Deferred Income Tax Liabilities—Long-Term	9,219	2,525

	$9,219	$2,525

11.	CAPITAL LEASE

The Company is the lessee of a phone system under a capital lease expiring in 2012. The asset and liability under the capital lease is recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The asset is depreciated over the lower of its related lease terms or its estimated productive life. Depreciation of the asset under capital lease is included in depreciation expense for 2009 and 2008. The following is a summary of property held under the capital lease:

	2009	2008
Equipment	$25,865	$25,865
Less: Accumulated Depreciation	17,019	11,122

	$8,846	$14,743

Medical Dictation Services, Inc.

Notes To Financial Statements

(Continued)

March 31, 2009 And 2008

11.	CAPITAL LEASE (CONTINUED)

Future minimum lease payments under capital leases are as follows:

Year Ending March 31,
2010	$6,712
2011	6,712
2012	5,595

Total Minimum Lease Payments	19,019
Less: Amount Representing Interest	2,780

16,239
Less: Current Maturities Of Long-Term Obligations Under Capital Lease	5,158

Long-Term Obligations Under Capital Lease	$11,081

Interest expense on all of the Company’s obligations was $84,085 and $56,154 for the years ended March 31, 2009 and 2008, respectively.

12.	QUARTERLY FINANCIAL DATA (UNAUDITED)

	Quarters Ended
	June 30,	September 30,	December 31,	March 31,
Fiscal 2009
Net Sales	$3,250,333	$3,438,004	$3,470,549	$3,573,489
Cost of Sales	2,209,527	2,266,846	2,363,024	2,472,801

Gross Profit	$1,040,806	$1,171,158	$1,107,525	$1,100,688

Net Income (Loss)	$132,718	$52,821	$29,309	$26,396

Earnings (Loss) Per Share	$138	$55	$31	$27

Fiscal 2008
Net Sales	$2,931,335	$2,868,133	$2,956,985	$3,090,531
Cost of Sales	1,982,838	2,000,290	2,020,411	2,158,059

Gross Profit	$948,497	$867,843	$936,574	$932,472

Net Income (Loss)	$123,023	$1,474	$1,189	$(138,806)

Earnings (Loss) Per Share	$128	$2	$1	$(145)